AHL: NYSE INVESTOR PRESENTATION THIRD QUARTER 2017 Aspen Insurance Holdings Limited Exhibit 99.1

AHL: NYSE SAFE HARBOR DISCLOSURE This slide presentation is for information purposes only. It should be read in conjunction with our financial supplement posted on our website on the Investor Relations page and with other documents filed or to be filed by Aspen Insurance Holdings Limited (the “Company” or “Aspen”) with the United States Securities and Exchange Commission (the "SEC"). Non-GAAP Financial Measures: In presenting Aspen's results, management has included and discussed certain “non-GAAP financial measures.” Management believes these non-GAAP financial measures, which may be defined differently by other companies, better explain Aspen's results of operations in a manner that allows for a more complete understanding of the underlying trends in Aspen's business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP. The reconciliation of such non-GAAP financial measures to their respective most directly comparable GAAP financial measures is included herein or in the financial supplement, as applicable, which can be obtained from the Investor Relations section of Aspen's website at www.aspen.co. Application of the Safe Harbor of the Private Securities Litigation Reform Act of 1995: This presentation contains written or oral "forward-looking statements" within the meaning of the U.S. federal securities laws. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that do not relate solely to historical or current facts, and can be identified by the use of words such as “expect,” “assume,” “objective,” “intend,” “plan,” “believe,” “do not believe,” “aim,” “project,” “anticipate,” “seek,” “will,” “likely,” “estimate,” “may,” “continue,” “guidance,” “outlook,” “trends,” “future,” “could,” “would,” “should,” “target,” "on track" and similar expressions of a future or forward-looking nature. All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in the forward-looking statements. Aspen believes these factors include, but are not limited to: the actual development of losses and expenses impacting estimates for Hurricanes Harvey, Irma and Maria and the earthquakes in Mexico that occurred in the third quarter of 2017; the impact of complex and unique causation and coverage issues associated with the attribution of losses to wind or flood damage or other perils such as fire or business interruption relating to such events; potential uncertainties relating to reinsurance recoveries, reinstatement premiums and other factors inherent in loss estimation; our ability to successfully develop and execute the program to create operating and cost efficiencies through focus on improving several of our operational levers; our ability to successfully implement steps to further optimize the business portfolio, ensure capital efficiency and enhance investment returns; the possibility of greater frequency or severity of claims and loss activity, including as a result of natural or man-made (including economic and political risks) catastrophic or material loss events, than our underwriting, reserving, reinsurance purchasing or investment practices have anticipated; the assumptions and uncertainties underlying reserve levels that may be impacted by future payments for settlements of claims and expenses or by other factors causing adverse or favorable development, including our assumptions on inflation costs associated with long-tail casualty business which could differ materially from actual experience; the political, regulatory and economic effects arising from the vote by the U.K. electorate in favor of a U.K. exit from the European Union in the referendum held in June 2016 and resulting negotiations; the reliability of, and changes in assumptions to, natural and man-made catastrophe pricing, accumulation and estimated loss models; decreased demand for our insurance or reinsurance products; cyclical changes in the insurance and reinsurance industry; the models we use to assess our exposure to losses from future catastrophes contain inherent uncertainties and our actual losses may differ significantly from expectations; our capital models may provide materially different indications than actual results; increased competition from existing (re) insurers and from alternative capital providers and insurance-linked funds and collateralized special purpose insurers on the basis of pricing, capacity, coverage terms, new capital, binding authorities to brokers or other factors and the related demand and supply dynamics as contracts come up for renewal; our ability to execute our business plan to enter new markets, introduce new products and teams and develop new distribution channels, including their integration into our existing operations; our acquisition strategy; changes in market conditions in the agriculture industry, which may vary depending upon demand for agricultural products, weather, commodity prices, natural disasters, and changes in legislation and policies related to agricultural products and producers; termination of, or changes in, the terms of the U.S. Federal Multiple Peril Crop Insurance Program or the U.S. Farm Bill, including modifications to the Standard Reinsurance Agreement put in place by the Risk Management Agency of the U.S. Department of Agriculture; the recent consolidation in the (re)insurance industry; loss of one or more of our senior underwriters or key personnel; our ability to exercise capital management initiatives, including capital available to pursue our share repurchase program at various levels or to declare dividends, or to arrange banking facilities as a result of prevailing market conditions, the level of catastrophes or other losses or changes in our financial results; changes in general economic conditions, including inflation, deflation, foreign currency exchange rates, interest rates and other factors that could affect our financial results; the risk of a material decline in the value or liquidity of all or parts of our investment portfolio; the risks associated with the management of capital on behalf of investors; a failure in our operational systems or infrastructure or those of third parties, including those caused by security breaches or cyber attacks; evolving issues with respect to interpretation of coverage after major loss events; our ability to adequately model and price the effects of climate cycles and climate change; any intervening legislative or governmental action and changing judicial interpretation and judgments on insurers’ liability to various risks; the risks related to litigation; the effectiveness of our risk management loss limitation methods, including our reinsurance purchasing; changes in the availability, cost or quality of reinsurance or retrocessional coverage; changes in the total industry losses or our share of total industry losses resulting from events, such as catastrophes, that have occurred in prior years or may occur and, with respect to such events, our reliance on loss reports received from cedants and loss adjustors, our reliance on industry loss estimates and those generated by modeling techniques, changes in rulings on flood damage or other exclusions as a result of prevailing lawsuits and case law; the impact of one or more large losses from events other than catastrophes or by an unexpected accumulation of attritional losses and deterioration in loss estimates; the impact of acts of terrorism, acts of war and related legislation; any changes in our reinsurers’ credit quality and the amount and timing of reinsurance recoverables; the continuing and uncertain impact of the current depressed lower growth economic environment in many of the countries in which we operate; our reliance on information and technology and third-party service providers for our operations and systems; the level of inflation in repair costs due to limited availability of labor and materials after catastrophes; a decline in our operating subsidiaries’ ratings with S&P, A.M. Best or Moody’s; the failure of our reinsurers, policyholders, brokers or other intermediaries to honor their payment obligations; our reliance on the assessment and pricing of individual risks by third parties; our dependence on a few brokers for a large portion of our revenues; the persistence of heightened financial risks, including excess sovereign debt, the banking system and the Eurozone crisis; changes in government regulations or tax laws in jurisdictions where we conduct business; changes in accounting principles or policies or in the application of such accounting principles or policies; increased counterparty risk due to the credit impairment of financial institutions; and Aspen or Aspen Bermuda Limited becoming subject to income taxes in the United States or the United Kingdom. For a more detailed description of these uncertainties and other factors, please see the “Risk Factors” section in Aspen’s Annual Report on Form 10-K for the year ended December 31, 2016 and Quarterly Reports on Form 10-Q for the quarters ended March 31, 2017, June 30, 2017 and September 30, 2017 as filed with the SEC.  Aspen undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made. In addition, any estimates relating to loss events involve the exercise of considerable judgment and reflect a combination of ground-up evaluations, information available to date from brokers and cedants, market intelligence, initial tentative loss reports and other sources. The actuarial range of reserves and management's best estimate represents a distribution from our internal capital model for reserving risk based on our then current state of knowledge and explicit and implicit assumptions relating to the incurred pattern of claims, the expected ultimate settlement amount, inflation and dependencies between lines of business. Due to the complexity of factors contributing to the losses and the preliminary nature of the information used to prepare these estimates, there can be no assurance that Aspen's ultimate losses will remain within the stated amount. Furthermore, seismic events, such as the Mexico earthquakes, generally have longer development periods than windstorm events, which may be amplified in this instance by dynamics such as the risk of geological liquefaction and the potential for uncertainty in claims adjudication. In respect of Hurricane Maria, recovery efforts are ongoing and expanding, with power outages, infrastructure damage, communications disruptions and other issues complicating loss mitigation and estimation. Accordingly, our actual net negative impact from all events noted above, both individually and in the aggregate, will vary from these preliminary estimates, perhaps materially. 2

AHL: NYSE AGENDA 3 Overview │ Value Creation Approach │ 4 Background and Strategy │ 5 Market Overview │ 10 Financial Performance │ 13 Operating Segments │ Insurance │ 15 Reinsurance │ 16 Appendix │ 19

AHL: NYSE Levers to Higher RO E (1) 1. Optimizing risk and reward by allocating capital to products and geographies where underwriting expertise is rewarded, and higher, more stable returns are achieved over time 2. Return capital to shareholders if it creates more value than deploying in the business 3. Generating operational efficiencies through effective processes and investments in technology 4. Strong risk management framework, with a particular focus on underwriting, claims, systems and technology, and financial controls 5. Experienced management team and strong corporate governance structure ASPEN’S APPROACH TO CREATING SHAREHOLDER VALUE Focused on markets that reward innovation, technical expertise and underwriting skill – and on delivering superior value through operational and capital efficiency 4(1) See "Safe Harbor Disclosure" slide 2.

STRONG AND DIVERSIFIED FRANCHISE

- Global, underwriting expertise-led company writing complex and diversified insurance and reinsurance risks
- Well-balanced business portfolio, stable investment returns, and capital efficiency support financial results
- Entrepreneurial underwriting with exceptional quantitative and analytical capabilities to deliver best-in-class solutions and services
- High quality, industry-respected, experienced executive management team
- Strong balance sheet built upon robust reserve position backed by prudent reserving philosophy
- Financial strength ratings/outlook of A/Stable (S&P), A2/Stable (Moody's) and A Excellent/ Stable (A.M. Best) for Aspen's operating subsidiaries

INCREASINGLY DIVERSE BUSINESS MIX



44%
56%
Insurance
Reinsurance
TOTAL 2009 GROSS PREMIUMS WRITTEN: $2.1 BN
8%
39%
53%
Insurance
Reinsurance
AgriLogic (1)

TOTAL TTM Q3 2017[2] GROSS PREMIUMS WRITTEN: $3.3 BN

(1) AgriLogic is reported within the Reinsurance segment. Reinsurance GWP of 47% for TTM Q3 2017 is comprised of 39% Reinsurance and 8% AgriLogic.
(2) TTM refers to trailing twelve months through September 30, 2017.

AHL: NYSE 5

AHL: NYSE ▪ Continued focus on responsible capital stewardship: return capital to shareholders when it is financially more attractive to do so than deploying elsewhere ▪ Aspen has generated approximately $4.4 BN of capital since inception ▪ Returned approximately $2.2 BN of cumulative repurchases and ordinary dividends to shareholders through September 30, 2017, including all ordinary shareholder funds raised at our Initial Public and Secondary Offerings ▪ 8% average dividend increase over the last five years; 9.1% dividend increase from $0.22 to $0.24 in April 2017 ▪ Returned a cumulative 77% of operating income to shareholders since inception through Q3 2017 Over $2.2 BN of Total Capital Returned through Q3 2017 ($, MM) SUSTAINED RECORD OF PROACTIVE CAPITAL MANAGEMENT 6 Cumulative Repurchases Cumulative Dividends 2011 2012 2013 2014 2015 2016 Q3 2017 $1,172 $1,282 $1,639 $1,870 $2,005 $2,133 $2,205

AHL: NYSE EFFECTIVENESS AND EFFICIENCY PROGRAM In October 2017, Aspen launched a program to drive greater operational effectiveness and efficiency across the Company and to enhance its market position ▪ Reduce spend on procurement and real estate ▪ Centralize and improve processes and activities, including for example, enhancing underwriting risk selection and submission quoting through increased use of automation and analytics ▪ Enhance the operating model and bringing greater cost efficiencies to selected support functions through outsourcing ▪ Optimize locations of support functions Expected to generate approximately $160 MM in cumulative savings across organization by end 2020 ▪ Approximately $30 MM of savings in 2018; $55 MM 2019 and $75 MM in 2020; expect approximately $80 MM of annual run-rate savings starting in 2021; approximately 70% of expected savings to benefit Insurance segment Investing to implement program ▪ Total pre-tax charge of approximately $95 MM, majority expected to be incurred in 2018 and 2019; includes approximately $50 million for employee severance, benefits and related expenses, $30 million for business transformation and program costs, and $15 million for outsourcing and premises ▪ Incremental capital expenditure of approximately $55 MM, primarily IT-related, most expected to be incurred in 2018 and 2019 (amortized over 3-5 years, from the start of 2020) See "Safe Harbor Disclosure" slide 2. 7

AHL: NYSE 2011 2012 2013 2014 2015 2016 9M 2016 9M 2017 $92 $137 $108 $104 $157 $129 $78.2 $92.8 PRUDENT RESERVING PHILOSOPHY • Achieved consistent favorable prior year reserve releases every year since inception; over $1.2 BN net favorable reserve development since inception • Independent actuarial review conducted annually • Build in margin over MBE(1) when booking reserves with no legacy issues • 57% of gross reserves are IBNR(2) Prior Year Reserve Releases ($ in MM) (1) Mean best estimate. (2) Incurred but not reported as of December 31, 2016. 8

AHL: NYSE 41% IG Credit 16% US Treasury 12% Cash & Short-Term 13% Agency MBS 5% Equities 7% Sovereign 3% Non US Agency 1% US Agency 1% ABS 1% Non US Govt Guaranteed 1% Munis 41% 16% 12% 13% 5% 7% 3% STRONG AND CONSISTENT INVESTMENT RETURNS 100% = $8.6 BN(1) • Dynamically manage the risk asset portfolio ◦ Sold approximately $200 MM of equities in the fourth quarter of 2016 ◦ Sold approximately $208 MM of equities in the third quarter of 2017 • As at September 30, 2017, 9.6%(2) of the portfolio was invested in risk assets (including 5.4% in equities, and 4.1% in BBB emerging market debt) • As at September 30, 2017 the fixed income portfolio duration was: 3.91 years (1) Excludes amounts attributable to variable interest entities; may not add to 100% due to rounding. (2) Risk assets include 5.4% equities, 4.1% in BBB emerging market debt, and the remainder in cash allocated to these strategies. 9 • Conservative but tactical approach to investment management • Achieve high quality, non-volatile investment income and total return that contribute significantly to operating ROE and BVPS growth through all market cycles • Overall portfolio strategy focused on high-quality fixed-income investments in multiple jurisdictions and currencies; tactically invest in liquid risk assets to build total return • Maintain adequate liquidity to meet operational, claims paying, and capital management needs PORTFOLIO ALLOCATIONS As at September 30, 2017

AHL: NYSE MARKET OVERVIEW: RECENT CATASTROPHE EVENTS See "Safe Harbor Disclosure" slide 2. 10 Aspen’s losses from Hurricanes Harvey, Irma and Maria, at less than 10% of total shareholders equity(3),, were lower than market expectations and lower than peer average(4) (1) PCS is U.S. only; excludes marine and energy lines and National Flood Insurance Program ("NFIP"). (2) Q3 2017 losses, net of reinsurance recoveries and reinstatement premiums, rounded to whole numbers. (3) Q2 2017 shareholders equity. (4) Calculated from peer group consisting of AXS, RE, RNR, VR, and XL. Estimates of Industry Losses from Recent Catastrophe Events ($ in BN) Hurricanes Estimates Harvey Irma Maria Total RMS $18-$25 $33-$50 $15-$30 $66-$105 AIR >$10 $32-$50 $40-$85 $82-$145 KCC $15 $25 $30 $70 PCS(1) $16 $18 $22 $56 Average (ex. NFIP) $69-$94 Aspen Losses, $ MM(2) $110 $136 $64 $310

AHL: NYSE Insurance Lines of Business Rate Change Global Energy and Construction 10%-20% Global Marine 7.5%-15% U.S. Property and Programs 5%-15% Reinsurance Lines of Business Rate Change U.S. Property Catastrophe 5%-20% (more if loss affected) International Property Catastrophe 2.5%-10% U.S. Risk Excess & Pro Rata 2.5%-10% International Risk Excess & Pro Rata 2.5%-7.5% Marine 5%-15% 11 MARKET OVERVIEW: AREAS OF EXPECTED SIGNIFICANT RATE INCREASE(1) See "Safe Harbor Disclosure" slide 2. (1) Based on Aspen's current view of market dynamics. Actual rate changes may vary from current estimates.

AHL: NYSE AGENDA Overview │ Value Creation Approach │ 4 Background and Strategy │ 5 Market Overview 10 Financial Performance │ 13 Operating Segments │ Insurance │ 15 Reinsurance │ 16 Appendix │ 19 12

AHL: NYSE 2012 2013 2014 2015 2016 9M 2017 87.0% 86.9% 86.7% 88.3% 82.4% 70.1% 2012 2013 2014 2015 2016 9M 2017 8.5% 9.7% 11.5% 10.0% 4.8% (9.6)% 2012 2013 2014 2015 2016 9M 2017 59.4% 56.3% 54.4% 55.2% 59.8% 80.8% 2012 2013 2014 2015 2016 TTM Q3 2017 $2,583 $2,647 $2,903 $2,997 $3,147 $3,279 FINANCIAL PERFORMANCE METRICS Gross Premiums Written ($, MM) Loss Ratio 13 Operating ROE (1) TTM refers to trailing twelve months through September 30, 2017. (2) See "Safe Harbor Disclosure" slide 2. CAGR: 4.9% Average: 61.0% Average: 5.8% 9M 2017 Loss Ratio and Operating ROE impacted by Q3 2017 Natural Catastrophe Losses(2) Retention Ratio Average: 83.6% (1)

AHL: NYSE AGENDA 14 Overview │ Value Creation Approach │ 4 Background and Strategy │ 5 Market Overview 10 Financial Performance │ 13 Operating Segments │ Insurance │ 15 Reinsurance │ 16 Appendix │ 19

ASPEN INSURANCE: LEADING SPECIALTY INSURER

- Specialty insurer offering creative, customized solutions to complex risks, deep underwriting expertise, and superior claims handling abilities
- Robust and globally-aligned marketing and distribution model that empowers experienced leaders to actively engage key broker partners to drive optimal results
- Business transformed over last five years through organic growth, primarily in the U.S., and expansion of product lines and strong underwriting teams
- Global presence with 12 global products lines, complemented by regional businesses (predominantly Property and Casualty business in the U.S. and U.K.)
- New leadership reviewed and repositioned portfolio in 2016
  - Repositioned lines and exited accounts; added new products and deployed existing products in new markets
  - Increased use of outwards (pro-rata) reinsurance, which is expected to enhance underwriting stability over time[(1)]
  - Expect improvement in underwriting profitability[(1)]

TTM Q3 2017[(2)] GWP $1.75 BN BY BUSINESS LINE


23%
19%
14%
16%
12%
10%
6%
U.S. Regional
U.K. Regional
Professional Lines and Management Liability
Marine
Excess Casualty
Energy
Other Global Specialty Products (3)

Strong Global Product Offering via Key Locations[(4)]


California
Illinois
Texas
Georgia
Florida
Massachusetts
Connecticut
New York
New Jersey
Pennsylvania
Maryland
Bermuda
Puerto Rico
Chelmsford
Croydon
Manchester
Glasgow
Birmingham
London
Bristol
Dublin
Singapore

AHL: NYSE

(1) See "Safe Harbor Disclosure" slide 2. (2) TTM refers to trailing twelve months through September 30, 2017. (3) Other Global Specialty Products include: Aviation, Environmental Liability, Credit & Political Risk, Cyber, Surety, Accident & Health, Crisis Management and Railroad. (4) Certain U.S. offices have more than one office in each state.

15

ASPEN RE: AN ESTABLISHED INDUSTRY LEADER

- Significant industry experience and focused on providing expertise and exceptional solutions to clients
- Maintaining scale and relevance in chosen major products and regions allow us to better access regional business and benefit quickly from localized market changes; our regional strategy has driven top-line growth and consistent, superior profitability
- Most recently, we have
  - Established presence in Middle East and Africa through opening of a hub in Dubai
  - Further expanded in Asia, with offices in Shanghai and Beijing through Lloyd's and in Sydney
- Ongoing diversification of product offerings, such as the acquisition of AgriLogic, a U.S. crop insurer and agricultural consultancy
- Utilize multi-line capabilities and Aspen Capital Markets to leverage third-party capital

TTM Q3 2017[(1)] GWP $1.53 BN BY BUSINESS LINE


17%
22%
16%
23%
22%
Specialty
AgriLogic
Other Property
Casualty
Property Cat

Strong Global Product Offering via Key Locations


Dublin
London
Cologne
Beijing
Zurich
Shanghai
California
Illinois
Connecticut
New York
Paris
Dubai
Georgia
Florida
Bermuda
Singapore
Sydney
Hub
Office

Strong Combined Ratio


Average: 89.3%
125.4%
118.0%
100%
82.7%
88.2%
70.4%
88.2%
85.4%
76.4%
77.6%
80.4%
90.0%
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
9M 2017

AHL: NYSE

(1) TTM refers to trailing twelve months through September 30, 2017.

16

ASPEN RE GROWTH & DIVERSIFICATION – AGRILOGIC

- Aspen acquired AgriLogic in January 2016
- High quality, diversifying business for Aspen, strong prior relationship with Aspen Re and product expertise within Aspen Re to help manage the business and provide market wide experience
- Significant intellectual capital, strong analytical tools and capabilities
  - Leading technology to model and understand behavior of different perils and crops, geographically precise underwriting approach and targeted risk selection
  - Growing consulting business with expertise in policy development, strategic planning, and rate development services for private and public sector entities
- Enhanced marketing, combined with larger Aspen balance sheet, offers excellent growth opportunity[1]
- Strong long-term potential financial benefits[1]

2016 GWP $179 MM BY CROP



36%
28%
13%
10%
7%
6%
Corn
Soybeans
Wheat
Cotton
Pasture, Rangeland & Forage
All Other

2016 GWP $179 MM BY STATE



23%
24%
21%
14%
14%
4%
California
Texas
Kansas
Illinois
Indiana
All Other

(1) See "Safe Harbor Disclosure" slide 2.

AHL: NYSE

17

AHL: NYSE AGENDA 18 Overview │ Value Creation Approach │ 4 Background and Strategy │ 5 Market Overview 10 Financial Performance │ 13 Operating Segments │ Insurance │ 15 Reinsurance │ 16 Appendix │ 19

AHL: NYSE $0 $100 $200 $300 $400 $500 100 year return period as $ MM of Total Shareholder Equity U.S. Eastern Quake Cascadia Quake Japan All Perils Northeast and MidAtlantic WS European Wind Texas and Gulf WS California EQ Florida and Southeast WS $55 $62 $118 $170 $174 $289 $334 $338 $0 $100 $200 $300 $400 $500 250 year return period as $ MM of Total Shareholder Equity US Eastern Quake Cascadia Quake Japan all Perils Northeast and Midatlantic WS European Wind Texas and Gulf WS California EQ Florida and Southeast WS $235 $131 $138 $333 $266 $380 $426 $390 ASPEN’S NATURAL CATASTROPHE EXPOSURES IN MAJOR PERIL ZONES (AS AT OCTOBER 1, 2017) 100 YEAR RETURN PERIOD AS % OF TOTAL SHAREHOLDERS’ EQUITY AND IN $ MM(1) 250 YEAR RETURN PERIOD AS % OF TOTAL SHAREHOLDERS’ EQUITY AND IN $ MM(1) 1 in 100 year tolerance: 17.5% of total shareholders’ equity 1 in 250 year tolerance: 25.0% of total shareholders’ equity The Probable Maximum Losses ("PMLs") are net of reinsurance and Aspen Capital Markets' third-party capital. (1) Based on Shareholders' equity of $3,160.7 million (excluding non-controlling interest) as at September 30, 2017. The estimates reflect Aspen's view of the modelled maximum losses at the return periods shown which include input from various third party vendor models (including the updated North American earthquake models), Aspen's proprietary adjustments to these models, planned exposure levels, and planned reinsurance structures. Catastrophe loss experience may materially differ from the modelled PMLs due to limitations in one or more of the models or uncertainties in the application of policy terms and limits. See "Safe Harbor Disclosure" slide 2. 19 1.7% 2.0% 3.7% 5.4% 5.5% 9.1% 10.6% 10.7% 7.4% 4.1% 4.4% 10.5% 8.4% 12.0% 13.5% 12.3%

SUPERIOR RISK MANAGEMENT CULTURE

Risk management is genuine differentiator for Aspen

Risk-Return Optimization

- Extensive use of internal capital model to make risk-return tradeoffs
- Approach deeply embedded in decision making processes, including:
    - Portfolio optimization
    - Outward reinsurance purchase
    - Investment strategy
    - Pricing
    - Performance management

Aspen's internal capital model was one of very few approved by the U.K. Prudential Regulation Authority to operate under Solvency II regulatory framework

Enterprise Risk Management (ERM)

- We invest significant resource in managing our accumulations
- Effort goes beyond natural catastrophe to risks such as:
    - Terror (both U.S. and non-U.S.)
    - Nuclear, Biological, Chemical and Radiological
    - Cyber
    - Credit (across Insurance and Reinsurance segments & Investments)
    - Liability clash

Aspen is one of very few peers to gain "Very Strong" ERM assessment from S&P



S&P ERM Rating(1)
Very Strong
Strong
AHL
Peer A
Peer B
Peer C
Peer D
Peer E
Peer F
Peer G
Peer H
Peer I

AHL: NYSE

(1) Source: S&P Global Ratings' Global Reinsurance Highlights 2016. Peer companies consist of AWH, ACGL, AXS, ENH, PRE, RE, RNR, VR and XL.

20